Exhibit 32.1

CERTIFICATION REQUIRED BY

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

In connection with the quarter report of Sky Century Investment, Inc. (the “Company”) on Form 10-Q for the period ended February 28, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Nataliia Petranetska, certify, pursuant to 18 U.S.C. section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

April 14, 2025	By:	/s/ Nataliia Petranetska
Nataliia Petranetska
President, Director, Treasurer & Chief Executive and Financial Officer